SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant    [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[X]      Preliminary Proxy Statement

[ ]      Confidential, for Use of Commission Only (as permitted by
         Rule 14a-6(e)(2))

[ ]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                    PROFUNDS
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                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

         (1)     Title of each class of securities to which transaction applies:

         (2)     Aggregate number of securities to which transaction applies:

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                 computed  pursuant  to  Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         (5)     Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

                                    ProFunds

                    Notice of Special Meeting of Shareholders
                           of the Money Market ProFund
                               September 29, 1999

     A Special Meeting of Shareholders of the Money Market ProFund (the "Fund") will be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219, on September 29, 1999 at 10:00 a.m. (the "Special Meeting"). The Fund is a series of ProFunds, an open-end management investment company organized under the laws of the state of Delaware. The Fund operates as a feeder fund in a master-feeder fund arrangement with a corresponding master fund portfolio, the Cash Management Portfolio (the "Portfolio"). As a feeder fund, the Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, an open-end management investment company organized as a trust under the laws of the State of New York. The Portfolio shares the same investment objective and policies of the Fund. As required by the Investment Company Act of 1940, as amended, the Fund's voting rights with respect to the Portfolio shares that it holds must be passed through to the Fund's own shareholders.

     The Special Meeting is being held to consider and vote on the following matters for the Fund, as indicated below and more fully described under the corresponding Proposals in the Proxy Statement, and such other matters as may properly come before the meeting or any adjournments thereof:

         PROPOSAL 1:     To  approve or  disapprove  a new  investment  advisory
                         agreement between the Fund's corresponding master fund portfolio, the Portfolio, and Bankers Trust Company
                         ("Bankers Trust").

         PROPOSAL 2:     To elect Trustees of the Portfolio to hold office until
                         their respective  successors have been duly elected and
                         qualified  or  until  their  earlier   resignation   or
                         removal.

         PROPOSAL 3:     To    ratify    or    reject    the     selection    of
                         PricewaterhouseCoopers    LLP   as   the    Independent
                         accountants for the Portfolio for the current fiscal year.


     The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournment thereof.

     The new investment advisory agreement (the "New Advisory Agreement") with Bankers Trust (the "Adviser") will contain substantially the same terms and conditions, except for the dates of execution, effectiveness and initial term, as the prior investment advisory agreement pursuant to which services were provided to the Portfolio. As more fully discussed in the accompanying Proxy Statement, approval of the New Advisory Agreement, which provides for the same services to be provided by the Adviser at the same fees, is generally occasioned by the merger of Circle Acquisition Corporation, a wholly-owned subsidiary of Deutsche Bank A.G., with and into Bankers Trust Corporation, the parent company of the Adviser.

     The close of business on August 6, 1999 has been fixed as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, the Special Meeting. You are cordially invited to attend the Special Meeting.

     This  notice  and  related  proxy   material  are  first  being  mailed  to
shareholders on or about [August 23], 1999. This proxy is being solicited by the Board of Trustees of ProFunds at the request of the Portfolio.

                                 By Order of the Board of Trustees,

                                 Louis Mayberg, Secretary

Bethesda, Maryland
[August 23], 1999

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WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING,  PLEASE COMPLETE,  DATE
AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES (UNLESS YOU ARE VOTING BY TELEPHONE OR THROUGH THE INTERNET). NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                                    ProFunds
                        7900 Wisconsin Avenue, Suite 300
                            Bethesda, Maryland 20814

             Proxy Statement for the Special Meeting of Shareholders
                           of the Money Market ProFund
                               September 29, 1999

     This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders is being furnished in connection with the solicitation of proxies by the Board of Trustees of ProFunds (the "Trust"), for use at the special meeting of shareholders of the Money Market ProFund (the "Fund") to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219, on September 29, 1999 at 10:00 a.m. (the "Special Meeting"), and at any adjournments thereof. This Proxy Statement and accompanying proxy card ("Proxy") are expected to be mailed to shareholders on or about [August 23], 1999.

     The Special Meeting is being held to consider and vote on the matters set forth in the Notice of Special Meeting of Shareholders that accompanies this Proxy Statement, as described more fully under the corresponding Proposals discussed herein, and such other matters as may properly come before the Special Meeting or any adjournment thereof. The appointed proxies will vote on any other business as may properly come before the Special Meeting or any such adjournment.

Background Information

     Master-Feeder Structure. The Fund operates as a feeder fund in a master-feeder fund arrangement with a corresponding master fund portfolio, the Cash Management Portfolio (the "Portfolio"). As a feeder fund, the Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, an open-end management investment company organized as a trust under the laws of the State of New York. The Portfolio has the same investment objective and policies as the Fund, although the Portfolio invests directly in investment securities and other investments.

     As required by the Investment Company Act of 1940, as amended (the "Act"), the Fund's voting rights with respect to the Portfolio shares that it holds must be passed through to the Fund's own shareholders. The Board of Trustees of the Trust is soliciting Proxies at the request of the Portfolio. For simplicity, actions are described in this Proxy Statement as being taken by the Fund, which is a series of the Trust, although all actions are actually taken by the Trust on behalf of the Fund. Some actions described as taken by or with respect to the Fund are actually actions to be taken by the Portfolio, in which the Fund invests all of its assets, and on which the Fund votes as a shareholder. Your vote and the vote of other shareholders of the Fund determines how the Fund will vote with respect to the Portfolio. Other feeder funds of the Portfolio also will vote in accordance with their respective charters and/or other applicable requirements with respect to the Proposals set forth in this Proxy Statement.

     Cash Management Portfolio. Bankers Trust Company ("Bankers Trust"), a banking corporation organized under the laws of the State of New York, located at One Bankers Trust Plaza, New York, New York 10006, serves as the investment adviser, custodian and administrator of the Portfolio. Bankers Trust is a wholly-owned subsidiary of BT Corporation, a registered bank holding company organized under the laws of the State of New York. ICC Distributors, Inc., located at Two Portland Square, Portland, Maine 04101, serves as the principal underwriter of the Portfolio.

                                   PROPOSAL I

                       APPROVAL OF NEW ADVISORY Agreement
                     BETWEEN THE PORTFOLIO AND BANKERS TRUST

     The new investment advisory agreement (the "New Advisory Agreement") with Bankers Trust (the "Adviser") will contain substantially the same terms and conditions, except for the dates of execution, effectiveness and initial term, as the prior investment advisory agreement pursuant to which services were provided to the Portfolio. As more fully discussed below, approval of the New Advisory Agreement, which provides for the same services to be provided by the Adviser at the same fees, is generally occasioned by the Merger pursuant to which Bankers Trust became an indirect subsidiary of Deutsche Bank A.G. ("Deutsche Bank").


The Prior Advisory Agreement

     Prior to June 4, 1999, Bankers Trust served as investment adviser to the Portfolio pursuant to a separate investment advisory agreement between Bankers Trust and the Portfolio (the "Prior Advisory Agreement"). The Prior Advisory Agreement was initially approved by the Board of Trustees of the Portfolio, including a majority of the Trustees who are not "interested persons" ("Independent Trustees") of the Portfolio (as defined under the Act).

     The following  table lists:  (i) the date of the Prior Advisory  Agreement;
(ii) the most recent date on which each Prior Advisory Agreement was approved by the Portfolio's Trustees, including a majority of the Independent Trustees, and shareholders; and (iii) the amount paid by the Portfolio to Bankers Trust for services rendered pursuant to the Prior Advisory Agreement (for the Portfolio's last fiscal year, which ended 12/31/98):


--------------------------------------------------------------------------------------------------------------
                            Date of Last Approval By
                                 Portfolio's                                           Fee
--------------------------------------------------------------------------------------------------------------
Date of Prior Advisory           Trustees              Shareholders          Contractual           Aggregate
Agreement                                                                    Rate                  Fees

---------------------------------------------------------------------------------------------------------------
4/23/90                           3/8/99                    4/23/90               0.15%           $8,019,093
---------------------------------------------------------------------------------------------------------------

     The Merger. On November 30, 1998, BT Corporation,  Deutsche Bank and Circle
Acquisition  Corporation  entered  into an  Agreement  and Plan of  Merger  (the
"Merger  Agreement").  Pursuant  to the terms of the  Merger  Agreement,  Circle
Acquisition Corporation, a wholly-owned New York subsidiary of Deutsche Bank, merged with and into BT Corporation on June 4, 1999, with BT Corporation continuing as the surviving entity (the "Merger"). Under the terms of the Merger, each outstanding share of BT Corporation common stock was converted into the right to receive $93 in cash, without interest. Since the Merger, BT
Corporation, along with its affiliates, has continued to offer the range of financial products and services, including investment advisory services, that it offered prior to the Merger.

     As a result of the Merger, BT Corporation became a wholly-owned subsidiary of Deutsche Bank. Deutsche Bank is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank is the parent company of a group consisting of banks, capital markets companies, fund management companies, mortgage banks and a property finance company, installment financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies ("Deutsche Bank
Group"). At March 31, 1999, the Deutsche Bank Group had total assets of US $727 billion. The Deutsche Bank Group's capital and reserves at March 31, 1999 were
U.S. 19.6 billion.

     Impact of the Merger on the Prior Advisory Agreement.  Section 15(a) of the
Act provides,  in pertinent part, that "[i]t shall be unlawful for any person to serve or act as investment adviser of a registered  investment  company,  except pursuant to a written  contract,  which  contract,  whether with such registered company or with an  investment  adviser  of such  registered  company,  has been approved by the vote of a majority of the outstanding  voting securities of such registered  company . . . ." Section  15(a)(4) of the Act further  requires that such written  contract  provide for  automatic  termination  in the event of its assignment.  Section  2(a)(4) of the Act  defines  "assignment"  to include  any direct or indirect transfer of a contract by the assignor.

     While it may be argued otherwise, consummation of the Merger may have resulted in an "assignment" of the Prior Advisory Agreement within the meaning of the Act, terminating the agreement according to its terms and the Act as of June 4, 1999. Specifically, as Bankers Trust is a wholly-owned subsidiary of BT
Corporation, the merger of Circle Corporation with and into BT Corporation could be deemed to have resulted in an "assignment" of the Prior Advisory Agreement with Bankers Trust.

     On May 25, 1999, the Adviser was granted an exemptive order (the "Exemptive
Order") by the Commission permitting implementation, without obtaining prior shareholder approval, of the New Advisory Agreement during an interim period commencing on the date of the closing of the Merger and continuing, for a period of up to 150 days, through the date on which the New Advisory Agreement is approved or disapproved by the shareholders of the Portfolio (the "Interim
Period"). Under the terms of the Exemptive Order, the Adviser was allowed to receive advisory fees during the Interim Period pursuant to the New Advisory
Agreement, provided that these fees would be held in escrow pending shareholder approval of the New Advisory Agreement. In accordance with the Exemptive Order, the advisory fees charged to the Portfolio and paid to the Adviser under the New
Advisory Agreement have been held in an interest-bearing escrow account, and the Portfolio expects to continue to deposit these fees in such account until approval of the New Advisory Agreement by the shareholders of the Portfolio has been obtained. If the New Advisory Agreement is not approved by the shareholders by the expiration of the Interim Period, the fees held in escrow will be remitted to the Fund. As of June 30, 1999, the amount in escrow totaled
$828,525.08.

     The Fund, as a shareholder of the Portfolio, is not being asked to approve or disapprove the Merger or the Merger Agreement; rather, it is being asked under this Proposal to approve and continue the New Advisory Agreement for the Portfolio. Other than the dates of execution, effectiveness, and initial term of the agreements, the New Advisory Agreement, which has been in effect since June
4,  1999,  contains  substantially  the same terms and  conditions  as the Prior
Advisory Agreement. The advisory fee rate charged to the Portfolio under the Prior Advisory Agreement has continued to apply under the New Advisory
Agreement. In addition, the Adviser has advised the Portfolio that it can expect to continue to receive the same level and quality of services under the New
Advisory  Agreement  as it  received  under the Prior  Advisory  Agreement.  The
Adviser has represented to the Board of Trustees of the Portfolio that in the event of any material change in the investment management personnel of the Adviser responsible for providing services to the Portfolio, the Adviser will apprise and consult with the Board to ensure that the Board, including a majority of the Board's Independent Trustees, is satisfied that the services provided by the Adviser will not be diminished in scope and quality.

The New Advisory Agreement

     The New  Advisory  Agreement,  the form of which is  attached to this Proxy
Statement as Exhibit A, became effective as of June 4, 1999, the date of the consummation of the Merger. If shareholders approve the New Advisory Agreement, it will remain in effect for an initial term of two years from its effective date, and may be renewed annually thereafter by specific approval of the Board or shareholders of the Portfolio, provided that it is also approved by a majority of the Independent Trustees of the Portfolio's Board. The terms and conditions of the New Advisory Agreement, other than its date of execution, effectiveness and initial term, is substantially the same as those of the Prior
Advisory Agreement.

     Under the terms of the New Advisory Agreement,  as under the Prior Advisory
Agreement, Bankers Trust agrees to furnish the Portfolio with investment advisory and other services in connection with a continuous investment program for the Portfolio, including investment research and management with respect to all securities, investments, cash and cash equivalents in the portfolio. Subject to the supervision and control of the Portfolio's Board, Bankers Trust agrees to
(a) conform to all applicable rules and regulations of the Commission, including all applicable provisions of the Securities Act of 1933, as amended (the "1933
Act"), the Securities Exchange Act of 1934, the Act, and the Investment Advisers
Act of 1940, as amended (the "Advisers Act"), and will conduct its activities under the New Advisory Agreement in accordance with applicable regulations of the Board of Governors of the Federal Reserve System pertaining to the investment advisory activities of bank holding companies and their subsidiaries,
(b) provide the services rendered by it in accordance with the Portfolio's investment objective and policies as stated in the Prospectus and Statement of Additional Information of the Portfolio, as from time to time in effect, and the Portfolio's then current registration statement on Form N-1A as filed with the Securities and Exchange Commission (the "Commission") and the then current offering Memorandum if the Portfolio is not registered under the 1933 Act, (c) place orders pursuant to its investment determinations for the Portfolio either directly with the issuer or with any broker or dealer selected by it, (d) determine from time to time what securities or other investments will be purchased, sold or retained by the Portfolio, and (e) maintain books and records with respect to the securities transactions of the Portfolio and render to the Board of Trustees of the Trust such periodic and special reports as they may request.

     The Advisory Fees. The investment advisory fee rate charged to the Portfolio under the New Advisory Agreement is the same as the advisory fee rate charged under the Prior Advisory Agreement.

     Bankers Trust is paid a fee under the New Advisory Agreement for its services, calculated daily and paid monthly, equal, on an annual basis, to 0.15% of the Portfolio's average daily net assets.

     Generally. If approved, the New Advisory Agreement will remain in effect for an initial term of two years (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually (1) by the Portfolio's
Board or by the holders of a majority of the Portfolio's outstanding voting securities and (2) by a majority of the Independent Trustees of the Portfolio's
Board who are not parties to such contract or agreement, or "interested persons"
(as defined in the Act) of any such party. Like the Prior Advisory Agreement, the New Advisory Agreement will terminate upon assignment by any party and is terminable, without penalty, on 60 days' written notice by the Portfolio's Board or by a "majority" vote of the shareholders of the Portfolio (as defined in the Act) or upon 60 days' written notice by the Adviser.

     The services of the Adviser are not deemed to be exclusive, and nothing in the New Advisory Agreement prevents it or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Portfolio) or from engaging in other activities. In addition, the Adviser is obligated to pay expenses associated with providing the services contemplated by the New Advisory
Agreement. The Portfolio bears certain other expenses, including the fees of the Portfolio's Board. The Portfolio also pays any extraordinary expenses incurred.

     Under the New  Advisory  Agreement,  the  Adviser  will  exercise  its best judgment in rendering its advisory services. The Adviser shall not be liable for any  error  of  judgment  or  mistake  of law or for any  loss  suffered  by the
Portfolio in  connection  with the matters to which the New  Advisory  Agreement relates,  provided that nothing therein shall be deemed to protect or purport to
protect  the  Adviser   against  any  liability  to  the  Portfolio  or  to  its
shareholders  to which the  Adviser  could  otherwise  be  subject  by reason of willful  misfeasance,  bad  faith  or  gross  negligence  on  its  part  in  the performance  of its duties or by reason of the Adviser's  reckless  disregard of its obligations and duties under the New Advisory Agreement.

The Adviser

    Bankers  Trust.  Bankers  Trust is the  principal  banking  subsidiary of BT
Corporation. Bankers Trust is a bank and, therefore, not required to register as an investment  adviser under the Advisers  Act.  Bankers Trust  provides a broad range of commercial banking and financial services,  including originating loans and other forms of credit, accepting deposits and arranging financings.  Bankers
Trust  also  engages  in  trading   currencies,   securities,   derivatives  and
commodities.  In  addition  to  providing  investment  advisory  services to the
Portfolio,  Bankers Trust serves as  investment  adviser and  sub-adviser  to 64 other  investment  companies.  (See Annex I for a discussion of those investment companies  advised by Bankers Trust that have investment  objectives  similar to those of the Portfolio,  together with information regarding the fees charged to those  companies.) As of March 31, 1999,  Bankers Trust had over $313 billion of assets under management, including $6,085,045,584 of assets in the Portfolio.

     The names, business addresses and principal occupations of the current directors and chief executive officer of Bankers Trust are set forth below.

Name and Address                                        Principal Occupation

Josef Ackermann                                         Chairman   of  the  Board,   Chief   Executive   Officer  and
Deutsche Bank A.G.                                      President,   Bankers   Trust;   Member,   Board  of  Managing
Taunusanlage 12                                         Directors, Deutsche Bank A.G.
D-60262 Frankfurt am Main
Federal Republic of Germany

Hans Angermueller                                       Director, Bankers Trust; Of Counsel, Shearman & Sterling
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

George B. Beitzel                                       Director,  Bankers Trust, Computer Task Group, Inc., Phillips
29 King Street                                          Petroleum Company, and TIG Holdings Inc.
Chappaqua, NY 10514-3432

William R. Howell                                       Director,  Bankers  Trust,  Exxon  Corporation,   Halliburten
J.C. Penney Company, Inc.                               Company,   National  Organization  on  Disability,   National
P. O. Box 10001                                         Retail Federation,  Southern Methodist University (Chairman),
Dallas, TX  75301                                       and Warner-Lambert  Company;  Chairman Emeritus,  J.C. Penney
                                                        Company, Inc.

Hermann-Josef Lamberti                                  Director,   Bankers   Trust;   Member,   Board  of   Managing
Deutsche Bank A.G.                                      Directors, Deutsche Bank A.G.
Taunusanlage 12
D-60262 Frankfurt am Main
Federal Republic of Germany

John A. Ross                                            Director,  Bankers Trust;  Regional Chief Executive  Officer,
Deutsche Bank A.G.                                      Deutsche Bank Americas Holding Corp.
31 West 52nd Street
New York, New York  10019

Ronaldo H. Schmitz                                      Director,   Bankers   Trust;   Member,   Board  of   Managing
Deutsche Bank A.G.                                      Directors, Deutsche Bank A.G.
Taunusanlage 12
D-60262 Frankfurt am Main
Federal Republic of Germany

     In  addition to serving as  investment  adviser to the  Portfolio,  Bankers
Trust also serves as administrator, transfer agent and custodian of the Portfolio. The Portfolio has entered into an Administration and Services
Agreement with Bankers Trust under which Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Portfolio in return for a fee computed daily and paid monthly at an annual rate of 0.05% of the Portfolio's average daily net assets. For the year ended December 31, 1998, the Portfolio paid Bankers Trust $2,673,031 of administration and service fees.

Section 15(f) of the Act

     Section 15(f) of the Act provides that when a change of control of an investment adviser to an investment company occurs, the investment adviser or any of its affiliated persons may receive an amount or benefit in connection therewith as long as two conditions are satisfied.

     First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the Act, the term "unfair burden" includes any arrangement during the two (2) year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the
Act) of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders
(other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of other property to, or on behalf of the investment company (other than fees for bona fide brokerage and principal underwriting services). Bankers Trust has advised the Board that there are no circumstances arising from the Merger that might result in an "unfair burden" (within the meaning of section 15(f) of the Act) being imposed on the Portfolio. After conducting its reviews of Bankers Trust's performance, and after reviewing materials specifically provided by Bankers Trust as a result of the termination of the Prior Advisory Agreement and its request that the Board approve the New Advisory Agreement, the Board was satisfied that it had received and appropriately considered the relevant factors and, after consultation with counsel, the Board determined to approve the New Advisory Agreement.

     The second condition is that, during the three (3) year period immediately following the Merger, at least 75% of the members of the Portfolio's Board must not be "interested persons" of the Adviser within the meaning of the Act. All current members of the Board are not, and have continued not to be since the Merger, "interested persons" of the Adviser.

Additional Information

     On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996.
Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities.
On July 26, 1999, the federal  criminal  proceedings were concluded with Bankers
Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

     As a result of the plea, absent an order from the Commission, Bankers Trust would not be able to continue to provide investment advisory services to the Portfolio. The Commission has granted Bankers Trust a temporary order under
Section 9(c) of the Act to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies, and Bankers Trust, pursuant to Section 9(c) of the Act, has filed an application for a permanent order. On May 7, 1999, the Commission extended the temporary order under Section 9(c) of the Act until the Commission takes final action on the application for a permanent order or, if earlier, November 8, 1999. However, there is no assurance that the Commission will grant a permanent order. If the Commission refuses to grant a permanent order, shareholders will receive supplemental proxy materials requesting approval to release any amounts held in escrow up to the time of the refusal and such other action as deemed appropriate by the Board of the Portfolio and the Board of the Trust.

Recommendation of the Portfolio's Board

     At a meeting of the Board of  Trustees  of the  Portfolio  held on March 8,
1999 called for the purpose of,  among other  things,  voting on approval of the
New  Advisory  Agreement,   the  Board,   including  the  Independent  Trustees,
unanimously  approved the New Advisory  Agreement.  In reaching this conclusion, the Board  obtained  from BT  Corporation,  Deutsche  Bank and the Adviser  such information  as it  deemed  reasonably  necessary  to  approve  the  Adviser  as investment  adviser  to the  Portfolio  and  considered  a  number  of  factors, including, among other things, the continuity of the management of the Portfolio after the  Merger;  the nature,  scope and quality of services  that the Adviser would  likely  provide to the  Portfolio;  the quality of the  personnel  of the
Adviser;  the Adviser's  commitment to continue to provide these services in the future;  the maintenance of the identical  advisory fee rates; and the fact that the New Advisory Agreement contains  substantially the same terms and conditions as the  Prior  Advisory  Agreement.  Based on the  factors  discussed  above and others,  the  Board  determined  that  the New  Advisory  Agreement  is fair and reasonable and in the best interest of the Portfolio and its shareholders.

     In addition, at meetings held on March 24 and April 21, 1999 the Board, including the Independent Trustees, also were apprised of the guilty pleas discussed above and the exemptive relief sought by Bankers Trust.

     Therefore, after careful consideration, the Board of the Portfolio, including the Independent Trustees, recommends that the shareholders of the Fund vote "FOR" the approval of the New Advisory Agreement as set forth in this Proposal.

     If the New Advisory Agreement is approved by the shareholders of the Portfolio, the agreement will continue in effect as described above. If the New
Advisory Agreement is not approved by the shareholders, the advisory fees held in escrow with respect to the New Advisory Agreement will be paid over to the Fund. In such event, the Board of the Portfolio and the Board of the Trust will consider what other action is appropriate based upon the interests of the shareholders of the Portfolio and the Fund, respectively.

                                   PROPOSAL II

                 ELECTION OF BOARD OF TRUSTEES OF THE PORTFOLIO

     Trustees, constituting the entire Board of the Portfolio, are to be elected at the Special Meeting to serve until their successors have been duly elected and qualified or until their earlier resignation or removal. The shareholders of the Fund are to consider the election of Charles P. Biggar, S. Leland Dill, Martin J. Gruber, Richard Hale, Richard J. Herring, Bruce E. Langton, Philip
Saunders, Jr. and Harry Van Benschoten (the "Trustee Nominees") as Trustees of the Portfolio. The Trustee Nominees were recently selected by the Independent
Trustees of the Board of the Portfolio and nominated by the full Board at a meeting held on July 27, 1999. The names and ages of the Trustee Nominees, their principal occupations during the past five years and certain of their other affiliations are provided below. Of the Trustee Nominees, Charles P. Biggar,
Leland Dill and Philip  Saunders,  Jr. are currently  Trustees of the Portfolio.
Drs. Gruber and Herring and Messrs. Langton and Van Benschoten serve as Trustees of various other investment companies within the Bankers Trust family of funds.
To ensure  compliance by the  Portfolio  with Section 15(f) of the Act, only Mr.
Hale will be an "interested person" (within the meaning of Section 2(a)(19) of the Act) of the Portfolio following the Merger and the approval of the New
Advisory Agreement. No current Trustee or Trustee Nominee of the Portfolio serves or will serve as an officer of the Portfolio.

     Each of the Trustee  Nominees has agreed to serve if elected at the Special
Meeting. It is the intention of the persons designated as proxies in the Proxy, unless otherwise directed therein, to vote at the Special Meeting for the election of the Trustee Nominees named below as the entire Board of Trustees of the Portfolio. If any Trustee Nominee is unable or unavailable to serve, the persons named in the Proxy will vote Proxies for such other person as the Board of the Portfolio may recommend.

     The following table sets forth the names, ages, position with the Portfolio, and principal occupation of each Trustee Nominee:

                                TRUSTEE NOMINEES
                                                                                             Memberships on the Board of
                                                                                             Other Registered Investment
                               Position with        Principal Occupations During             Companies and Other
Name and Age                      Portfolio                Last Five Years                   Publicly Held Companies


Charles P. Biggar               Trustee of the      Retired; formerly Vice President of         None.
Age: 68                         Portfolio Since     International Business Machines and
                                   Inception        President of the National Services and
                                    (1990)          the Field Engineering Divisions of IBM


S. Leland Dill                  Trustee of the      Retired; formerly Partner of KPMG Peat      Director, Coutts (U.S.A.)
Age: 69                         Portfolio Since     Marwick; General Partner of Pemco (an       International; Director, Phoenix
                                   Inception        investment company registered under the     - Zweig Trust and Phoenix -
                                    (1990)          Act)                                        Euclid Market Neutral Fund;
                                                                                                Director, Vintners International
                                                                                                Company Inc.; Director, Coutts
                                                                                                Trust Holdings Ltd; Director,
                                                                                                Coutts Group.

Martin J. Gruber                                    Nomura Professor of Finance, Leonard L.     Trustee, TIAA (pension fund),
Age: 62                                             Stern School of Business, New York          Cowen Mutual Funds, Japan Equity
                                                    University (since 1964)                     Funds, Taiwan Equity Fund.

Richard Hale*                                       Managing Director, Deutsche Asset           Director, Flag Investors Funds
Age: 54                                             Management (Americas)                       (registered investment
                                                                                                companies); Director and
                                                                                                President, Investment Company
                                                                                                Capital Corp.  (registered
                                                                                                investment adviser).

Richard J. Herring                                  Jacob Safra Professor of International      None.
Age: 53                                             Banking, Professor of Finance, Finance
                                                    Department, and Vice Dean, The Wharton
                                                    School, University of Pennsylvania (since
                                                    1972)

Bruce E. Langton                                    Retired; Member, Investment Committee,      Trustee, Allmerica Financial
Age: 68                                             Unilever U.S. Corporation Pension and       Mutual Funds; Director, TWA
                                                    Thrift Plans (1989 to present).             Directed Account/401(k) Plan
                                                                                                (1988 to present).

Philip Saunders, Jr.            Trustee of the      Principal, Philip Saunders Associates       None.
Age: 63                         Portfolio Since     (Economic and Financial Analysis);
                                   Inception        President, John Hancock Home Mortgage
                                    (1990)          Corporation; and Senior Vice President of
                                                    Treasury and Financial Services, John
                                                    Hancock Mutual Life Insurance Company,
                                                    Inc.

Harry Van Benschoten                                Retired (since 1987); Director, Canada      None.
Age: 71                                             Life Insurance Corporation of New York
------------------
*  "Interested  Person" within the meaning of Section 2(a)(19) of the Act.
    Mr. Hale is a Managing Director of Deutsche Asset Management (Americas).


     The  Board  has   established  an  Audit  Committee  that  meets  with  the
Portfolio's  independent  accountants to review the financial  statements of the
Portfolio,  the adequacy of internal controls and the accounting  procedures and policies  of the  Portfolio,  and  reports on these  matters  to the Board.  The
Independent  Trustees of the Board, who constitute 100% of the membership of the current  Board,  select  and  nominate  the  new  trustee  nominees  who are not
"interested persons", as defined under the Act, of the Trust. The Board does not have  compensation  or nominating  committees.  During 1998, the Board held four meetings and the Audit  Committee  held two meetings.  No Trustee  attended less than 75% of the applicable meetings.  If Richard Hale is elected, he will not be a member of the Audit Committee.

     The  following  table sets forth the  compensation  received by the Trustee
Nominees for their  services to the Portfolio and the Bankers Trust Fund Complex
(as defined below) during the most recent calendar year ended December 31, 1998.
In addition to the fees listed below, the Trustees of the Portfolio are also reimbursed for all reasonable expenses incurred during the execution of their duties for the Portfolio and the Bankers Trust Fund Complex.

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                         Total Compensation From
                                                                                            Estimated     the Bankers Trust Fund
                                                                 Pension or Retirement       Annual              Complex*
                                 Aggregate Compensation from      Benefits Accrued as       Benefits         Paid to Trustees
Name of Trustee                         the Portfolio              Part of Portfolio          upon
                                                                        Expenses           Retirement
------------------------------- ------------------------------- ------------------------- -------------- -------------------------

Charles P. Biggar                    $1,148                             N/A                       N/A          $36,250
------------------------------- ------------------------------- ------------------------- -------------- -------------------------
S. Leland Dill                         $971                             N/A                       N/A          $36,250
------------------------------- ------------------------------- ------------------------- -------------- -------------------------
Martin J. Gruber                        N/A                             N/A                       N/A          $36,250
------------------------------- ------------------------------- ------------------------- -------------- -------------------------
Richard Hale                            N/A                             N/A                       N/A              N/A
------------------------------- ------------------------------- ------------------------- -------------- -------------------------
Richard J. Herring                      N/A                             N/A                       N/A          $36,250
------------------------------- ------------------------------- ------------------------- -------------- -------------------------
Bruce E. Langton                        N/A                             N/A                       N/A          $36,250
------------------------------- ------------------------------- ------------------------- -------------- -------------------------
Philip Saunders, Jr.                   $977                             N/A                       N/A          $36,250
------------------------------- ------------------------------- ------------------------- -------------- -------------------------
Harry Van Benschoten                    N/A                             N/A                       N/A          $36,250
------------------------------- ------------------------------- ------------------------- -------------- -------------------------

* The "Bankers  Trust Fund  Complex"  consists of the  Portfolio,  as well as BT
Investment  Portfolios,   Intermediate  Tax  Free  Portfolio,   Tax  Free  Money
Portfolio, NY Tax Free Money Portfolio, Treasury Money Portfolio,  International
Equity Portfolio,  Equity 500 Index Portfolio,  Capital Appreciation  Portfolio,
Asset Management  Portfolio,  BT Investment  Funds, BT  Institutional  Funds, BT
Pyramid Mutual Funds, BT Advisor Funds and BT Insurance Funds Trust.

     The following table sets forth the names, ages, position with the Portfolio and length of service in such position, and principal occupations during the past five years of the officers of the Trust.

Name and Age                               Position with Portfolio and Principal Occupations

John A. Keffer                             President and Chief  Executive  Officer since  December 1998;  President,  Forum
Age:  58                                   Financial Group, L.L.C.; President, ICC Distributors, Inc.*

Daniel O. Hirsch                           Secretary since December 1998;  Director,  Deutsche Asset Management  (Americas)
Age:  45                                   since July 1998;  Associate General Counsel,  Office of General Counsel,  United
                                           States Securities and Exchange Commission, 1993-1998.

Charles A. Rizzo                           Treasurer  since July 1998; Vice President and Department  Head,  Deutsche Asset
Age:  42                                   Management  (Americas) since April 1998; Senior Manager,  PricewaterhouseCoopers
                                           LLP from October 1993 to April 1998.
-------------
  *   Principal underwriter of the Portfolio.

Recommendation of the Portfolio's Board

     At a meeting of the Portfolio's Board of Trustees held on July 27, 1999, the Board, based on a recommendation of the incumbent Independent Trustees, unanimously approved the nomination of the Trustee Nominees. In reaching this conclusion, the Board obtained from the Trustee Nominees such information as they deemed reasonably necessary to approve the Trustee Nominees and considered a number of factors, including, among other things: the nature, scope and quality of services that the Trustee Nominees would likely provide to the Portfolio; and the desirability of maintaining compliance with Section 15(f) of the Act. Based on the factors discussed above and others, the Board determined that the election of the Trustee Nominees is in the best interest of the Portfolio and its shareholders.

     Therefore, after careful consideration, the Board of the Portfolio, including the Independent Trustees, recommends that the shareholders of the Fund vote "FOR" the election of the Trustee Nominees as set forth in this Proposal.

     If the Trustee  Nominees  are  elected by the  shareholders,  each  Trustee
Nominee will serve until his successor is duly elected and qualified or until his earlier resignation or removal. If the Trustee Nominees are not elected, the Board of the Portfolio and the Board of the Trust will consider what action is appropriate based upon the interests of the shareholders of the Portfolio and the Fund, respectively.


                                  PROPOSAL III

         RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS
                    INDEPENDENT ACCOUNTANTS FOR THE PORTFOLIO

     The  Board  of the  Portfolio,  including  a  majority  of the  Independent
Trustees, have approved the selection of PricewaterhouseCoopers  LLP to serve as
independent   accountants  for  the  Portfolio  for  the  current  fiscal  year.
PricewaterhouseCoopers   LLP  has  served  as  independent  accountants  of  the
Portfolio  since its inception  and has advised the Portfolio  that they have no direct or indirect  financial  interest  in the  Portfolio.  Representatives  of
PricewaterhouseCoopers LLP are not expected to be present at the Special Meeting and,  thus,  are  not  expected  to  make  a  statement;  however  one  or  more representatives  will be  available  by  telephone  to  respond  to  appropriate questions posed by shareholders or management.

     Therefore,  after  careful  consideration,  the  Board  of  the  Portfolio, including the Independent Trustees, recommends that the shareholders of the Fund
vote  "FOR"  the  selection  of   PricewaterhouseCoopers   LLP  as   independent
accountants for the Portfolio as set forth in this Proposal.

                                     VOTING
Proxy Solicitation

     Notice of the Special Meeting and a Proxy  accompany this Proxy  Statement.
Proxy  solicitations  will be made primarily by mail, but solicitations may also be made by telephone,  telegraph,  through the Internet or in person by officers or agents of the Portfolio.  All costs of  solicitation,  including (a) printing and  mailing  of  this  Proxy  Statement  and  accompanying  material,  (b)  the reimbursement  of brokerage  firms and others for their  expenses in  forwarding solicitation  material to the beneficial  owners of the Funds'  shares,  and (c)
supplementary  solicitations to submit Proxies,  will be borne by Bankers Trust.
If the Fund  records  votes by telephone  or through the  Internet,  it will use
procedures  designed  to  authenticate   shareholders'   identities,   to  allow
shareholders  to authorize the voting of their shares in  accordance  with their instructions,  and  to  confirm  that  their  instructions  have  been  properly recorded.  Proxies  voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

Shareholder Voting

     If the enclosed Proxy is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. Shares of the Fund are entitled to one vote each at the Special Meeting and fractional shares are entitled to proportionate shares of one vote. If no instructions are marked on the Proxy with respect to a specific Proposal, the Proxy will be voted "FOR" the approval of such Proposal and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Special Meeting. Any shareholder giving a Proxy has the right to attend the Special Meeting to vote his/her shares in person (thereby revoking any prior
Proxy) and also the right to revoke the Proxy at any time by written notice received by the Fund prior to the time it is voted.

     In the event that a quorum is not present at the Special  Meeting,  or if a quorum is present but  sufficient  votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special
Meeting to permit further  solicitation of Proxies with respect to the Proposal.
In determining whether to adjourn the Special Meeting, the following factors may be  considered:  the nature of the proposals that are the subject of the Special
Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further  solicitation and the information to be provided to shareholders with respect to the reasons for the  solicitation.  Any adjournment  will  require the  affirmative  vote of a majority of those  shares represented at the Special  Meeting in person or by Proxy.  The persons named as proxies  will vote  those  Proxies  that  they are  entitled  to vote  "FOR" any
Proposal in favor of an adjournment  and will vote those Proxies  required to be voted "AGAINST" any such Proposal  against any  adjournment.  A shareholder vote may be taken on one or more of the Proposals in the Proxy Statement prior to any adjournment  if  sufficient  votes  have  been  received  and  it  is  otherwise appropriate.  A quorum of  shareholders is constituted by the presence in person or by proxy of the holders of  one-tenth of the  outstanding  shares of the Fund entitled  to vote at the  Special  Meeting.  For  purposes  of  determining  the
presence  of  a  quorum  for  transacting   business  at  the  Special  Meeting,
abstentions  and broker  "non-votes"  (that is, proxies from brokers or nominees indicating that these persons have not received instructions from the beneficial owner or other  persons  entitled  to vote  shares on a  particular  matter with respect to which the brokers or nominees do not have  discretionary  power) will be treated as shares that are present but which have not been voted.  (See "Vote
Required" for a discussion of abstentions and broker non-votes.)

     Shareholders  of  record at the  close of  business  on August 6, 1999 (the
"Record  Date") are entitled to notice of, and to vote at, the Special  Meeting.
As of the Record  Date,  there were  264,907,874  shares of the Fund  issued and outstanding,  representing  167,123,767  Investor  Class  shares and  97,784,107
Service Class shares.

     In order that your shares may be represented, you are requested to (unless you are voting by telephone or through the Internet):

     .    indicate your instructions on the Proxy;
     .    date and sign the Proxy; and
     .    mail the Proxy promptly in the enclosed envelope.

Vote Required

     In view of the master-feeder structure discussed earlier, approval of Proposal I with respect to the Portfolio's New Advisory Agreement requires the affirmative vote of a "majority" of the outstanding shares of the Portfolio's various feeder funds as shareholders of the Portfolio. "Majority" (as defined in the Act) means (as of the Record Date) the lesser of (a) 67% or more of the shares of the Portfolio present at the special meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Portfolio. Because abstentions and broker non-votes are treated as shares present but not voting, any abstentions and broker non-votes will have the effect of votes against Proposal I, which requires the approval of a specified percentage of the outstanding shares of the Portfolio.

     Approval of Proposal II with respect to the Trustee Nominees of the Portfolio requires the affirmative vote of a plurality of the votes cast in person or by proxy at the special meetings of shareholders of all the Portfolio's various feeder funds voting collectively. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes will have no impact on Proposal II.

     Approval of Proposal III with respect to the selection of the independent accountants of the Portfolio requires the affirmative vote of a majority of the votes cast in person or by proxy at the special meetings of shareholders of all the Portfolio's various feeder funds. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes will have no impact on Proposal III.

Beneficial Ownership of Shares of the Fund

     Annex II attached hereto sets forth information as of August 6, 1999 regarding the beneficial ownership of the Fund's shares by the only persons known by the Fund to beneficially own more than five percent of any class of the outstanding shares of the Fund. Unless otherwise indicated, each person has sole investment and voting power (or shares this power with his or her spouse) with respect to the shares set forth in Annex II. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

Collectively, the Trustees and officers of the Trust own less than 1% of the Fund's outstanding shares.

--------------------------------------------------------------------------------
The Board of Trustees of the  Portfolio,  including  the  Independent  Trustees, recommends  that the  shareholders  vote "For"  approval of Proposals I, II, and
III. Any unmarked Proxies will be so voted.
--------------------------------------------------------------------------------

     The Board of Trustees of the Trust is not aware of any other matters that will come before the Special Meeting. Should any other matter properly come before the Special Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

     The Annual Report of the Trust containing audited financial statements for the fiscal year ended December 31, 1998, has previously been furnished to the Fund's shareholders. An additional copy of this Report, as well as any succeeding Semi-Annual Report, will be furnished without charge upon request by writing to the Trust at the address set forth on the cover of this Proxy
Statement or by calling (888) 776-3637.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

     The Fund does not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement.

     Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the Fund's meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.


--------------------------------------------------------------------------------
Shareholders who do not expect to be present at the Special Meeting and who wish to have their shares voted are requested to date and sign the enclosed Proxy and return it in the  enclosed  envelope  (unless  they are voting by  telephone  or through the Internet). No postage is required if mailed in the United States.
--------------------------------------------------------------------------------

                                          By Order of the Board of Trustees,




                                          Louis Mayberg, Secretary


[August 23], 1999



--------------------------------------------------------------------------------
Shareholders  are encouraged to attend the Special  Meeting.  Whether or not you plan to attend,  you are urged to complete,  date,  sign and return the enclosed
Proxy in the  accompanying  envelope  (unless  you are  voting by  telephone  or through the Internet).
--------------------------------------------------------------------------------

                                                                                                      Annex I

Bankers Trust Company Proprietary Money Market Fund
---------------------------------------------------------------------------------------------------------------
                                                       Net Assets Under             Advisory Fee
Fund                                                   Management 3-31-99           Payable to BT(a)
---------------------------------------------------------------------------------------------------------------

Cash Management Portfolio (b)                                 6,243,061,668         0.15%
Includes the following feeder funds:
       Money Market ProFund                                     158,016,083
       Investment Cash Management Fund (d)                      282,029,503
       Institutional Cash Management Fund (c)                 2,339,280,645
       Investment Money Market Fund (d)                         443,515,615
       Institutional Cash Reserves Fund (c)                   3,020,219,821
------------------------------------------------------ ---------------------------- -------------------------

Liquid Assets Portfolio (b)
Includes the following feeder fund:                           3,441,403,916         0.15%
       Institutional Liquid Asset Fund(c)
------------------------------------------------------ ---------------------------- -------------------------

Institutional Daily Assets Fund (e)                           7,186,934,497         0.10%
------------------------------------------------------ ---------------------------- -------------------------

(a) Information pertaining to advisory fees is shown before expense waivers and/or reimbursements, if any, are applied.

(b) Master portfolio not available for direct retail purchase.

(c) Feeder fund available to institutional investors through BT.

(d) Feeder fund available to retail investors through BT.

(e)  Shares of the fund are offered only to investors  who qualify as both:  (1)
     accredited investors as defined under Regulation D under the Securities Act of 1933, as amended; and (2) institutional investors.


                                                                                      Annex II


                                                 Service Class Shares
Names and Address                                 Beneficially Owned                   Percent Ownership

Independent Trust Corp.                              8,804,048.511                             9.0036%
Funds 966
15255 S 94th Ave. 3rd Floor
Orland Park, IL  60462

Morris Harris                                        6,051,854.415                             6.1890%
4260 Bryn Wood Dr.
Naples, FL  34119

                                                                       EXHIBIT A


                     [FORM OF INVESTMENT ADVISORY AGREEMENT]

     AGREEMENT made as of [_________________] by and between [Trust Name], a (state of organization) (herein called the "Trust") and [________________]
(herein called the "Investment Adviser").

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940;

     WHEREAS, the Trust desires to retain the Investment Adviser to render investment advisory and other services to the Trust with respect to certain of its series of shares of beneficial interests as may currently exist or be created in the future (each, a "Fund") as listed on Exhibit A hereto, and the Investment Adviser is willing to so render such services on the terms hereinafter set forth;

     NOW, THEREFORE, this Agreement

                              W I T N E S S E T H:

     In consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1.  Appointment.  The [Trust]  [Investment  Adviser]  hereby  appoints  the
Investment Adviser to act as investment adviser to each Fund for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

     2. Management. Subject to the supervision of the [Board of Trustees of the Trust] [Investment Adviser], the Investment Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. The Investment Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by each Fund. The
Investment Adviser will provide the services rendered by it hereunder in accordance with the investment objective(s) and policies of each Fund as stated in the Fund's then-current prospectus and statement of additional information
(or the Fund's then current registration statement on Form N-1A as filed with the Securities and Exchange Commission (the "SEC") and the then-current offering memorandum if the Fund is not registered under the Securities Act of 1933, as amended ("1933 Act"). The Investment Adviser further agrees that:

          (a) it will conform with all applicable rules and regulations of the SEC (herein called the "Rules") and with all applicable provisions of the 1933
Act; as amended,  the  Securities  Exchange  Act of 1934,  as amended (the "1934
Act"), the Investment  Company Act of 1940, as amended (the "1940 Act"); and the
Investment Advisers Act of 1940, as amended (the "Advisers Act"), and will, in addition, conduct its activities under this Agreement in accordance with applicable regulations of the Board of Governors of the Federal Reserve System pertaining to the investment advisory activities of bank holding companies and their subsidiaries;

          (b) it will place orders pursuant to its investment determinations for each Fund either directly with the issuer or with any broker or dealer selected by it. In placing orders with brokers and dealers, the Investment Adviser will use its reasonable best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, the Investment Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the 1934 Act) to or for the benefit of any fund and/or other accounts over which the Investment
Adviser or any of its affiliates exercises investment discretion. Subject to the review of the [Trust's Board of Trustees] [Investment Adviser] from time to time with respect to the extent and continuation of the policy, the Investment
Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Investment Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Adviser with respect to the accounts as to which it exercises investment discretion; and

          (c) it will maintain books and records with respect to the securities transactions of each Fund and will render to the [Trust's Board of Trustees]
[Investment Adviser] such periodic and special reports as the Board may request.

     3. Services Not Exclusive. The investment advisory services rendered by the Investment Adviser hereunder are not to be deemed exclusive, and the Investment
Adviser shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby.

     4. Books and Records. In compliance with the requirements of Rule 31a-3 of the Rules under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the [Trust] [Investment Adviser] any of such records upon request of the [Trust] [Investment Adviser]. The Investment
Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to comply in full with the requirements of Rule 204-2 under the Advisers Act pertaining to the maintenance of books and records.

     5. Expenses. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of purchasing securities (including brokerage commissions, if any) for the Fund.

     6. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, [_________] will pay the Investment Adviser, and the Investment Adviser will accept as full compensation therefor, fees, computed daily and payable monthly, on an annual basis equal to the percentage set forth on Exhibit A hereto of that Fund's average daily net assets.

     7. Limitation of Liability of the Investment Adviser Indemnification.

          (a) The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement;

          (b) Subject to the  exceptions  and  limitations  contained in Section
7(c) below:

               (i) the Investment Adviser (hereinafter referred to as a "Covered
Person") shall be indemnified by the respective Fund to the fullest extent permitted by law, against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved, as a party or otherwise, by virtue of his being or having been the Investment Adviser of the Fund, and against amounts paid or incurred by him in the settlement thereof;

               (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

          (c) No  indemnification  shall  be  provided  hereunder  to a  Covered
Person:

               (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the [Trust] [Investment
Adviser] or to one or more Funds' investors by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of a Fund; or

               (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                    (A) by the court or other body approving the settlement; or

                    (B) by at least a majority of those Trustees who are neither
Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

                    (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any investor in a Fund may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

          (d) The rights of indemnification herein provided may be insured against by policies maintained by the [Trust] [Investment Adviser], shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the successors and assigns of such person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel and any other persons, other than a Covered Person, may be entitled by contract or otherwise under law.

          (e) Expenses in connection with the preparation and  presentation of a defense  to any  claim,  suit  or  proceeding  of  the  character  described  in subsection (b) of this Section 7 may be paid by the [Trust] [Investment Adviser]
on behalf of the  respective  Fund from time to time prior to final  disposition thereto upon receipt of an  undertaking  by or on behalf of such Covered  Person that such amount will be paid over by him to the [Trust] [Investment Adviser] on behalf of the  respective  Fund if it is  ultimately  determined  that he is not entitled to indemnification under this Section 7; provided, however, that either
(i) such  Covered  Person  shall have  provided  appropriate  security  for such undertaking or (ii) the [Trust]  [Investment  Adviser] shall be insured  against losses arising out of any such advance  payments,  or (iii) either a majority of the Trustees who are neither  Interested Persons of the Trust nor parties to the
matter,  or  independent  legal  counsel  in  a  written  opinion,   shall  have
determined,  based  upon a review of  readily  available  facts as  opposed to a trial-type inquiry or full  investigation,  that there is reason to believe that such Covered Person will be entitled to indemnification under this Section 7.

     8. Duration and Termination. This Agreement shall be effective as to a Fund as of the date the Fund  commences  investment  operations  after this Agreement shall have been  approved by the Board of Trustees of the Trust with  respect to that Fund and the Investor(s) in the Fund in the manner  contemplated by Section
15 of the 1940 Act and,  unless  sooner  terminated  as provided  herein,  shall continue  until  the  second  anniversary  of  such  date.  Thereafter,  if  not terminated,  this  Agreement  shall  continue  in  effect  as to such  Fund  for successive periods of 12 months each,  provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the
Board  of  Trustees  of the  Trust  who are not  parties  to this  Agreement  or
Interested Persons of any such party, cast in person at a meeting called for the purpose  of  voting  on  such  approval,  or (b) by Vote  of a  Majority  of the
Outstanding  Voting  Securities  of the  Trust;  provided,  however,  that  this
Agreement may be terminated by the Trust at any time, without the payment of any penalty,  by the Board of  Trustees  of the Trust,  by Vote of a Majority of the
Outstanding  Voting  Securities of the Trust on 60 days'  written  notice to the
Investment  Adviser,  or by the Investment Adviser as to the [Trust] [Investment
Adviser] at any time, without payment of any penalty, on 90 days' written notice to the [Trust] [Investment  Adviser].  This Agreement will immediately terminate in the event of its assignment (as used in this Agreement,  the terms "Vote of a
Majority  of  the  Outstanding  Voting  Securities,"   "Interested  Person"  and
"Assignment" shall have the same meanings as such terms have in the 1940 Act and the rules and regulatory constructions thereunder.)

     9. Amendment of this Agreement. No material term of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of a material term of this Agreement shall be effective with respect to a Fund, until approved by Vote of a Majority of the Outstanding Voting Securities of that Fund.

     10.   Representations   and  Warranties.   The  Investment  Adviser  hereby
represents and warrants as follows:

          (a) [The Investment Adviser is exempt from registration under the 1940
Act:]

          (b) The Investment Adviser has all requisite authority to enter into, execute, deliver and perform its obligations under this Agreement;

          (c) This Agreement is legal, valid and binding, and enforceable in accordance with its terms; and

          (d) The performance by the Investment Adviser of its obligations under this Agreement does not conflict with any law to which it is subject.

     11. Covenants. The Investment Adviser hereby covenants and agrees that, so long as this Agreement shall remain in effect:

          (a) The Investment Adviser shall remain either exempt from, or registered under, the registration provisions of the Advisers Act; and

          (b) The performance by the Investment Adviser of its obligations under this Agreement shall not conflict with any law to which it is then subject.

     12. Notices. Any notice required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (a) to the Investment Adviser, Mutual Funds Services, 130 Liberty
Street (One  Bankers  Trust  Plaza),  New York,  New York 10006,  and (b) to the
Trust, c/o BT Alex. Brown, Incorporated,  One South Street, Baltimore,  Maryland
21202.

     13. Waiver. With full knowledge of the circumstances and the effect of its action, the Investment Adviser hereby waives any and all rights which it may acquire in the future against the property of any investor in a Fund, other than shares in that Fund, which arise out of any action or inaction of the [Trust]
[Investment Adviser] under this Agreement.


     14. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     This Agreement  shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the laws of  the  ______________________________,  without  reference  to  principles  of
conflicts   of   law.    The   Trust   is   organized    under   the   laws   of
_________________________________    pursuant   to   a   ______________    dated
______________. No Trustee, officer or employee of the Trust shall be personally bound by or liable hereunder,  nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                                                     [SIGNATORIES]




                                   EXHIBIT A
                                       TO
                         INVESTMENT ADVISORY AGREEMENT
                       MADE AS OF _______________________
                                    BETWEEN
                      [Trust Name] AND [________________]



                               FORM OF PROXY CARD

                               FORM OF PROXY CARD

                                    ProFunds

                        7900 Wisconsin Avenue, Suite 300
                            Bethesda, Maryland 20814


                  Proxy for the Special Meeting of Shareholders
                           of the Money Market ProFund
                 10:00 a.m., Eastern time, on September 29, 1999



     The undersigned hereby appoints James Smith, John Danko and Curtis Barnes, and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of beneficial interest that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the "Special Meeting"), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

     All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposals I, II and III. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting, and for Proposal I, as votes
"AGAINST" the Proposal.

This  proxy is  solicited  by the Board of  Trustees  with  respect to the Money
Market ProFund.

        The Board of Trustees of the Cash Management Portfolio recommends a vote FOR Proposals I, II and III.


Please mark boxes in blue or black ink.
I.   Approval of New Investment Advisory Agreement
     with Bankers Trust Company       FOR ___       AGAINST  ___    ABSTAIN ____

--------------------------------------------------------------------------------
        Please sign and date on the reverse side and mail this proxy card promptly using the enclosed envelope (unless you are voting by telephone or through the Internet).




II.  Election of Messrs. Biggar, Dill, Gruber, Hale,
     Herring, Langton, Saunders, and Van Benschoten
     as Trustees of the Cash Management Portfolio.                  FOR  ___    AGAINST ___     ABSTAIN  ___

     Instruction:   To  withhold  the  authority  to  vote  for  any  individual nominee(s),  strike a line through the nominee's name in the list above.

III. Ratification of the selection of PricewaterhouseCoopers LLP    FOR ___     AGAINST ___    ABSTAIN ___

The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournment thereof.

Receipt of the Notice and the Proxy Statement is hereby acknowledged.


To vote by Telephone

1)       Read the Proxy Statement and have the Proxy card below at hand.
2)       Call 1-800-690-6903.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet

1)      Read the Proxy Statement and have the Proxy card below at hand.
2)      Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE OR INTERNET.

                                       -----------------------------------------
                                       (Title or Authority)

                                       -----------------------------------------
                                       (Signature)

                                       -----------------------------------------
                                       (Signature)

                                       Dated: _______________________, 1999



                         (Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)


--------------------------------------------------------------------------------
  Your vote is  important.  Please sign,  date and mail this proxy card promptly using the enclosed envelope (unless you are voting by telephone or through the Internet).

                              QUESTIONS AND ANSWERS


                                                               [August 23], 1999

                                 IMPORTANT NEWS
                    FOR SHAREHOLDERS OF MONEY MARKET PROFUND

                  While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting your Fund which require a shareholder vote.

Q.       What has happened to require a shareholder vote?

A. On June 4, 1999, Bankers Trust became a subsidiary of Deutsche Bank A.G. Deutsche Bank, a banking company organized under the laws of the Federal Republic of Germany, provides a comprehensive range of global banking and financial services.

         Deutsche Bank now ranks as the fourth largest investment manager in the world with $670 billion in assets in a full range of active and index strategies. Deutsche Asset Management handles the investment management activities of Deutsche Bank in the Americas, United Kingdom and Asia and will manage $256 billion in assets globally.

         To ensure that Bankers Trust may continue to serve as investment adviser of the Cash Management Portfolio (the "Portfolio"), the master portfolio in which the Money Market ProFund (the "Fund") invests all of its assets, we are seeking shareholder approval of a new advisory agreement.

         THE BOARD MEMBERS OF THE PORTFOLIO, INCLUDING THOSE WHO ARE NOT AFFILIATED WITH THE PORTFOLIO, RECOMMEND THAT YOU VOTE FOR THESE PROPOSALS.

Q.       Why am I being asked to vote on the new advisory agreement?

A. The Investment Company Act, which regulates investment companies in the United States such as your Fund and the Portfolio, requires a shareholder vote to approve a new advisory agreement following certain types of business combinations. The new advisory agreement became effective immediately upon consummation of the merger and will continue in effect only upon shareholder approval.

Q.       How does the merger affect my Fund?

A. Your Fund and the Portfolio, as well as their respective investment objectives, have not changed as a result of the merger. You still own the same shares in the same Fund as you did prior to the merger. The new advisory agreement contains substantially the same terms and conditions as the agreement in effect prior to the merger, except for the dates of execution and termination. If shareholders do not approve the new advisory agreement, the agreement will no longer continue and the governing Board of your Fund, and the governing Board of the Portfolio, will take such action as they deem to be in the best interests of the Fund, the Portfolio and their respective shareholders.

Q.       Have the investment advisory fees remained the same?

A.       Yes.

Q.       What are the benefits of the merger?

A. There are several potential positive aspects of the merger you may be interested in. Most notably, the combined institution will be one of the largest financial institutions in the world, as well as a leader in a number of important categories, including asset management. The financial strength of the combined institution coupled with the increased breadth and depth of its resources and capabilities are advantages the acquisition brings. Further, as a truly global institution, the combined entity will be in a unique position to provide coverage, services and products.

Q.       How does the Board of Trustees of the Portfolio recommend that I vote?

A. After careful consideration, the Board of Trustees of the Portfolio recommends that you vote in favor of all the proposals on the enclosed proxy card.

Q.       Whom do I call for more information?

A. If you need more information, please call BISYS Fund Services, your Fund's information agent, at 888-776-3637.

Q.       How can I vote my shares?

A.       You may choose from one of the following options to vote your shares:

              .   By mail, with the enclosed proxy card and return envelope.
              .   By telephone,  with a toll-free  call to the telephone  number that appears on your proxy card. o Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site.
              .   In person at the shareholder  meeting (see details enclosed in the proxy statement).


Q. Will my Fund pay for the proxy solicitation and legal costs associated with this transaction?

A.       No, Bankers Trust will bear these costs.

Please vote all issues on the proxy card that you receive. Thank you for voting your shares promptly.

                                    ProFunds
                        7900 Wisconsin Avenue, Suite 300
                            Bethesda, Maryland 20814

                                                               [August 23], 1999

Dear Shareholder:

         On June 4, 1999, Bankers Trust merged with Deutsche Bank A.G. As a result of the merger, shareholders of each investment company for which Bankers Trust serves as investment adviser, including the Cash Management Portfolio, the master portfolio in which the Money Market ProFund invests its assets, are being asked to approve a new advisory agreement. Enclosed is further information relating to these changes, including a Questions & Answers section and proxy card.

                  Important information about the changes:

                  . The merger has no effect on the number of shares you own or the value of those shares.

                  . The advisory fee payable under the new advisory agreement has not increased.

                  . The investment objective and policies of your Fund and its corresponding Portfolio have not changed.

In addition to the change in the advisory agreement, shareholders are also being asked to approve other changes outlined in the enclosed Proxy Statement. The Board of Trustees of the Cash Management Portfolio believes that the proposals are important and recommends that you read the enclosed materials carefully and then vote for all proposals.

                  What you need to do:

                    . Read all enclosed materials, including the Questions &
                      Answers section.

                    . Choose one of the following options to vote:

                         1. By Mail: Complete the enclosed proxy card and return
                            in the postage-paid envelope provided.

                         2. By  Telephone:  Call the  toll-free  number  on your
                            proxy card.

                         3. By Internet: Log on to www.proxyvote.com.

                         4. Attend Shareholder Meeting (details enclosed).




Respectfully,

[INSERT MR. SAPIR'S SIGNATURE]

Michael L. Sapir
President and Chairman of the Board
ProFunds

SHAREHOLDERS ARE URGED TO VOTE BY COMPLETING AND RETURNING THE PROXY CARD, BY TELEPHONE OR THROUGH THE INTERNET TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDINGS.